Exhibit 10.2

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2

HP CONFIDENTIAL
FOR DOT HILL ONLY

AMENDMENT ONE
TO PRODUCT PURCHASE AGREEMENT NO. PRO02542-060507
This Amendment One to the Product Purchase Agreement No. PRO02542-060507 signed by HP September 10, 2007, (the “Amendment One”) dated December 20, 2007 (the “Amendment One Effective Date”) is between DOT HILL SYSTEMS CORPORATION (“DOT HILL”), a Delaware corporation, with offices at 2200 Faraday Avenue, Carlsbad, CA, and Hewlett-Packard Company (“HP”), a Delaware corporation, with offices at 3000 Hanover Street, Palo Alto, California 94304. DOT HILL and HP may be referred to individually as a “Party” and collectively as “Parties.”
WHEREAS, DOT HILL and HP have entered into that certain Product Purchase Agreement signed by HP September 10, 2007, including all exhibits thereto, (collectively, the “Agreement”), whereby HP authorized DOT HILL to distribute and promote certain products and services pursuant to the terms and conditions contained therein;
WHEREAS, DOT HILL and HP each desires to amend the Agreement to include the production, associated maintenance, support, sale and distribution of additional Product as specified by HP herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
TERMS
1.	§1.2 (General) is hereby amended by including at the end of current section the following:

“Any Products acquired by HP and Eligible Purchasers from Supplier will be covered by the terms and conditions of this Agreement, whether or not set forth in Exhibit (B).”

2.	§1.4 (Term) is hereby amended from a one-year initial term to a [...***...] term.

3.	§3.7 (Right of Offset) is hereby amended by replacing “Either party” at the beginning of the section to “HP.”

4.	(new) §4.5 (Joint Material Cost Efforts) The Agreement is hereby amended by inclusion of the following provision:

“The parties agree to work together to enable Supplier to reduce costs throughout the Product supply chain (“Joint Cost Reduction Efforts”). Joint Cost Reduction Efforts [...***...]
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[...***...]. Joint Cost Reduction Efforts may [...***...].

Supplier agrees to provide [...***...] on or before January 7, 2008, [...***...]. The parties expect the Joint Cost Reduction Efforts to [...***...].”

5.	(new) §4.6 (Material Cost Reductions) The Agreement is hereby amended by inclusion of the following provision:

“Supplier will [...***...] such initial cost reductions [...***...], Supplier will automatically [...***...]. Such price reductions [...***...].”

6.	§7.2.2 (Warranty Periods) is hereby amended by replacing “[...***...]” to “[...***...].”

7.	§12.3 (Production [...***...]) is hereby amended by replacing the words “[...***...]” with “[...***...].”

8.	§12.3(b) (Production [...***...]) is hereby replaced in its entirety with the following provision, but (b)(i) through (v) shall remain:

“[...***...]:”

9.	§12.3(d) (Production [...***...]) is hereby amended by replacing [...***...] with [...***...].”

10.	(new) §12.4 (Technical Information Deposit Escrow Agreement) The Agreement is hereby amended by inclusion of the following provision:

“At HP’s request, Supplier agrees to deposit with an independent escrow agent the Technical Information pursuant to the terms of a Deposit Agreement [...***...]. During the term of this Agreement and any

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extensions thereof, Supplier [...***...]. The parties agree to designate [...***...], as the escrow agent.”

11.	(new) §12.5 (Escrow Release) The Agreement is hereby amended by inclusion of the following provision:

“Upon the occurrence of a “Release Condition” (as defined in the exhibit), and pursuant to the terms of the Deposit Agreement, [...***...]. In addition, upon such Release Condition, [...***...].”

12.	§14.4.1 (Software License) is hereby amended by including the words “irrevocable, perpetual (as to sublicenses granted hereunder)” after the word “worldwide” in the first sentence of the section.

13.	§15.3 (Supplier’s Duty to Defend) is hereby amended by:
(i)	including the following new subsection 15.3.6 as follows: “or combination of the Product with an HP Product where such combination is the intended purpose of the Products set forth in the product documentation.” and;

(ii)	Deleting the final paragraph in its entirety from Section 15.3 beginning with, “The combination of the...”
14.	§17.3 (Cover Costs) is hereby replaced in entirety with the following:

“Cover Costs. Subject to the provisions of Article (17) of the Agreement, upon [...***...] (“Cover Costs”) [...***...]. Cover Costs may include, but are not limited to: [...***...]

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[...***...].”

15.	Article 19 (Limitation of Liability) is hereby replaced in its entirety with the following: “HP WILL NOT BE LIABLE TO SUPPLIER FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF DATA, PROFITS OR REVENUE, COST OF CAPITAL OR DOWNTIME COSTS), OR FOR ANY EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR ANY ORDER, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED IN TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. [...***...].”

16.	§20.1 (Termination for Convenience) is hereby amended by deleting the last sentence of that section.

17.	(new) §21.9 (Product Supply Assurance) The Agreement is hereby amended by inclusion of the following:

“Supplier agrees that, during the Term of the Agreement [...***...], Supplier will [...***...].”

18.	(new) §21.10 (Product Exclusivity) The Agreement is hereby amended by inclusion of the following provision:

“For a period of [...***...] from date of first HP customer shipment of the respective Products, Supplier shall give HP product exclusivity for the following features: [...***...]”

19.	(new) §21.11 Critical Milestones. The Agreement is hereby amended by inclusion of the following provision:

“Supplier shall meet the critical milestones (“Critical Milestones”) and associated dates as set forth in Exhibit (T) attached hereto. In the event Supplier [...***...]. Subject to the terms and conditions of Section 22.6 (No Waiver),

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of the Agreement HP [...***...].”

20.	§22.5.2 (Assignment) is hereby amended by replacing “Either party” at the third line of the section to “HP.”

21.	§22.11 (Governing Law) is hereby amended by deleting the last sentence of that section.

22.	(new) §22.15 (Protective Rights) The Agreement is hereby amended by inclusion of Exhibit (R) (Protective Rights Agreement) attached hereto.

23.	Exhibit (A) (Definitions) shall be amended by replacing the definition of “Product” or “Products” in its entirety with the following: “Product” or “Products” includes any Goods, Services, Parts, Software, Documentation and other deliverables provided under this Agreement, whether or not same is set forth in Exhibit B (Product Description and Specifications).

24.	Exhibit (B) (Product Description and Specifications) attached to the Agreement shall be amended by inclusion at the end of Exhibit (B) of Exhibit (B-1) attached hereto.

25.	Exhibit (E) (Pricing) attached to the Agreement shall be amended by inclusion at the end of Exhibit (E) of Exhibit (E-1) attached hereto.

26.	Exhibit (I) (Manufacturing Rights) attached to the Agreement is hereby replaced in its entirety with Exhibit (I) attached hereto.

27.	Exhibit (N) (Quality Compensation Exhibit) attached to the Agreement is hereby replaced in its entirety with Exhibit (N) attached hereto.

28.	Exhibit (R) (Protective Rights Agreement) as attached hereto is hereby included in its entirety in the Agreement.

29.	Exhibit (S) (Technical Information Escrow Agreement) as attached hereto is hereby included in its entirety in the Agreement.

30.	(new) Exhibit (T) Critical Milestones as attached hereto is hereby included in its entirety in the Agreement.

31.	(new) Contingent Terms and Conditions Precedent to Final agreement. The parties hereto acknowledge certain terms and conditions shall be necessary to consummate the full agreement between the parties. Accordingly, HP and Supplier shall promptly and in good faith establish the following as soon as commercially reasonable after the Amendment One Effective Date, but in no event later than [...***...]
•	Exhibit (D) Ordering and Shipment of Product (SC review)

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•	Exhibit (G) Quality (SC review)

•	Exhibit (K) Service and Support Requirements (team review; L1/L2 incremental support option / quote needed)

•	Exhibit (M) Flex Agreement (SC review)

•	(new) Stock Warrants Agreement (pending)
Except as expressly set forth herein, all other terms and conditions of the Agreement shall continue in full force and effect. Capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement.
IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed by their duly authorized representatives on the dates indicated below.

DOT HILL SYSTEMS CORP.		HEWLETT-PACKARD COMPANY

By:	/s/ Dana Kammersgard	By:	/s/ Robin Hensley

Name:	Dana Kammersgard	Name:	Robin Hensley

Title:	CEO	Title:	VP & General Manager,
Entry Storage Division

Date:	12/20/07	Date:	1-7-2008

HP CONFIDENTIAL FOR DOT HILL ONLY

EXHIBIT (B-1)
ADDITIONAL PRODUCT DESCRIPTION AND SPECIFICATIONS
[...***...]

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[...***...]

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EXHIBIT (E-1)
ADDITIONAL PRODUCT PRICING
Subject to the provisions of Section 4.6 hereinabove, prices for the Products are as follows:
[...***...]

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EXHIBIT (I)
DISCONTINUANCE OF PRODUCT AND MANUFACTURING RIGHTS
1.	Discontinuance of Product.
1.1	Lifetime Buy Rights. Unless otherwise agreed, Supplier may discontinue the manufacture or supply of any Product no earlier than [...***...] after date of first Delivery to HP of the Product. If thereafter Supplier determines to discontinue the manufacture or supply of the Product (a “Discontinued Product”), Supplier will give written notice to HP no less than [...***...] in advance of the last date the Discontinued Product can be ordered (the “Notice Period”). During the Notice Period, HP may (1) purchase from Supplier a commercially reasonable quantity of the Discontinued Product under the terms of this Exhibit I, [...***...].

1.2	Survival of Lifetime Buy Rights. Supplier’s obligations to provide lifetime buy rights as set forth in Section 1.1 [...***...] will continue and survive expiration or any termination of the Agreement for [...***...] after expiration or any termination of this Agreement, except for instances where HP terminates for convenience. Notwithstanding any expiration or termination of this Agreement, Supplier may, at its discretion, provide lifetime buy rights as set forth in Section 1.1 for [...***...] following any such expiration or termination.

1.3	[...***...]

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[...***...]

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EXHIBIT (N)
QUALITY AND COMPENSATION
1.	Purpose of this Exhibit. Supplier’s obligations under Section 7 (Warranties) of the Agreement to provide defect-free, conforming products to HP are primary and material obligations of Supplier, and are not in any way changed by this Exhibit N. The purpose of this Exhibit is to set forth HP requirements for compensation and additional corrective actions by Supplier in the event of failure of Product to conform to Section 7 (Warranties) as more fully described herein. The rights, remedies and obligations set forth in this Exhibit are in addition to, and are intended to supplement rights, remedies and obligations specified elsewhere in the Agreement and/or its Exhibits. Definitions for capitalized terms used in this Exhibit are to be found either where used in this Exhibit or in Section 6 of this Exhibit.

2.	Epidemic Failure. For a period of [...***...] after Delivery, Supplier represents and warrants all Products against Epidemic Failure.
2.1.	“Epidemic Failure” means, [...***...]
2.2.	Any failure of Product to conform to Section 7 (Warranties) constitutes an occurrence for purposes of calculating Epidemic Failure.

2.3.	If HP determines that an Epidemic Failure may occur, [...***...].

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2.4.	Epidemic Failure [...***...]. In the event HP or Supplier determines that there has been an Epidemic Failure, [...***...].

2.5.	Epidemic Failure [...***...]. After [...***...], HP may [...***...] that the Epidemic Failure [...***...]

2.6.	[...***...]
3.	Field Failure Metrics, Targets and Limits. To ensure that HP quality requirements are met, Supplier agrees to take all reasonable steps to comply with the applicable Failure Rate Metrics, Targets and Limits set forth in Table 1. [...***...].

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Table 1: Failure Rate Metric Targets & Limits
[...***...]
[...***...]

4.	Engineering and Technical Services. Supplier shall provide engineering and technical services on a continuous basis in order to maintain Failure rates within the agreed upon Field Failure Metric Limits.

5.	Corrective Action Plan and Compensation to HP.
5.1.	Corrective Action Plan. Whenever the Field Failure Metric Targets or Limits [...***...].

5.2.	Compensation. Supplier will pay HP reasonable compensation payments [...***...].

5.3.	[...***...]. Notwithstanding anything herein to the contrary, if a failure of Products constitutes both an Epidemic Failure described in section 2 and [...***...], and if [...***...].
6.	Catastrophic Failure. [...***...]

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[...***...].

7.	Unplanned Firmware Upgrades. In the event it is determined an unplanned firmware upgrade is needed [...***...].

8.	Definitions. In addition to terms defined where used in the body of this Exhibit, the following capitalized terms shall have the meanings set forth below when used in this Exhibit:
AFR. “AFR” means [...***...]
ARR. For the purpose of this exhibit, ARR means [...***...]
Catastrophic Failures. Catastrophic Failures include but are not limited to [...***...]
CCFR. For the purpose of this exhibit, CCFR means [...***...]

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[...***...]
Corrective Action Plan. This term refers to [...***...].
Eligible Purchasers. This term shall have the same meaning as it does in the Agreement to which this Exhibit attached; except, however, that it shall also include, solely for the purposes of this Exhibit, HP authorized service providers, including without limitation, HP Repair Centers, HP’s Authorized Service Providers, and HP-authorized channel partners.

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Failure. A Failure is [...***...].
Product Recall. The term “Product Recall” means [...***...].
Service Return. This term means an HP Product that has been sent back from an end-user directly to the outsourced manufacturer from an Authorized Service Provider, or from one of HP’s channel partners.

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EXHIBIT (R)
PROTECTIVE RIGHTS EXHIBIT
[...***...]

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EXHIBIT (S)
TECHNICAL INFORMATION ESCROW AGREEMENT
Deposit Account Number
[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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EXHIBIT (T)
CRITICAL MILESTONES
The following initial critical milestones are established below. The parties intend to complete Critical Milestones as needed.
     [...***...]

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